                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
ss. 1350), the undersigned,  James Weber,  Chief Financial Officer of FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

         The  Quarterly  Report on Form 10-Q for the quarter ended June 30, 2006 of the Company (the "Report")  fully complies with the  requirements of Sections
13(a) and 15(d) of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        /s/ James Weber
                                                        ------------------------
                                                        James Weber
                                                        Chief Financial Officer
                                                        August 8, 2006